Loan Receivable Disclosure	12 Months Ended
Dec. 31, 2017
Notes
Loan Receivable Disclosure

4. Loan Receivable

During the year ended December 31, 2017, the Company entered into a finance agreement with Futura Kbridge SpA (“FKS”), whereby the Company shall finance $220,000 with interest of 2% per annum, to acquire a solar power project. The principal amount of $220,000 is collectible by June 30, 2018 and FKS shall submit a written summary of the fund usage to the Company by December 31, 2017. If FKS finalizes a deal and sells the Ariztia project to investors by June 30, 2018, FKS shall pay 10% of gross profit as a finder’s fee for services provided in Canada. As at December 31, 2017, the loan has not been repaid and interest income of $1,045 has been accrued.